SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 9, 2021.

MFS® Emerging Markets Equity Research Fund
MFS® International Large Cap Value Fund

Effective immediately, the table in the sub-section entitled "Financial Intermediary Compensation" under the main heading entitled "Description of Share Classes" is restated in its entirety as follows:
SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	5.75%
Class C	1.00%

1046460         1                           MULTI-PRO-SUP-I-080921